Supplement to the Prospectus and Statement of Additional Information

   Credit Suisse Institutional Fund - Investment Grade Fixed Income Portfolio

The following information supersedes certain information in the fund's Prospectus and Statement of Additional Information.

Kam T. Poon and Ryan Widener join Shelia Huang on the Credit Suisse Investment Grade Fixed Income Management Team, which is responsible for the day-to-day portfolio management of the fund. Kevin Barry, Richard Avidon and Philip Wubbena are no longer members of the team.

Team Member Biographies

Kam T. Poon, Director, is a fixed income portfolio manager/trader focusing on government and agency securities, as well as interest-rate futures. He also trades taxable and tax-exempt money market securities. He joined Credit Suisse Asset Management, LLC ("Credit Suisse") in 1997 from The Bank of New York. Mr. Poon holds BS and MBA degrees in finance from New York University's Stern School of Business.

Ryan Widener, Vice President, is a Credit Sector Specialist. In this role, Mr. Widener is responsible for focusing on investment grade corporate debt. Prior to joining Credit Suisse in 2005, Mr. Widener served as a Trader and member of the portfolio team managing investment grade credit with Western Asset Management Company from 2001 to 2005. Previously, Mr. Widener worked in the corporate headquarters of Snyder Communications. Prior to that, Mr. Widener served as a Senior Associate in the High Yield Ratings group with Moody's Investors Service. Mr. Widener earned a BA in Economics from the University of Virginia.



Dated:  August 4, 2006                                        INST IMG-16-0806
                                                              2006-018